Exhibit 99.2

INVESTOR SUPPLEMENT - THIRD QUARTER 2011

DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share figures)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Revenue	$2,203,388	$1,802,158	$6,122,287	$5,023,750
Cost of goods and services	1,381,337	1,111,364	3,786,458	3,065,621
Gross profit	822,051	690,794	2,335,829	1,958,129
Selling and administrative expenses	484,350	397,927	1,401,198	1,198,645
Operating earnings	337,701	292,867	934,631	759,484
Interest expense, net	30,048	26,335	86,468	80,446
Other expense, net	252	9,786	2,848	3,836
Earnings before provision for income taxes and discontinued operations	307,401	256,746	845,315	675,202
Provision for income taxes	78,824	37,437	195,319	162,789
Earnings from continuing operations	228,577	219,309	649,996	512,413
(Loss) earnings from discontinued operations, net	(56,297)	4,450	(33,042)	(10,657)
Net earnings	$172,280	$223,759	$616,954	$501,756

Basic earnings (loss) per common share:
Earnings from continuing operations	$1.23	$1.17	$3.49	$2.74
(Loss) earnings from discontinued operations, net	(0.30)	0.02	(0.18)	(0.06)
Net earnings	0.93	1.20	3.31	2.68

Weighted average shares outstanding	185,770	186,721	186,246	186,917

Diluted earnings (loss) per common share:
Earnings from continuing operations	$1.21	$1.16	$3.43	$2.71
(Loss) earnings from discontinued operations, net	(0.30)	0.02	(0.17)	(0.06)
Net earnings	0.91	1.19	3.26	2.66

Weighted average shares outstanding	188,436	188,565	189,420	188,898

Dividends paid per common share	$0.315	$0.28	$0.865	$0.80

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Weighted average shares outstanding - Basic	185,770	186,721	186,246	186,917
Dilutive effect of assumed exercise of employee stock options, SARs and Performance Shares	2,666	1,844	3,174	1,981

Weighted average shares outstanding - Diluted	188,436	188,565	189,420	188,898

Anti-dilutive options/SARs excluded from diluted EPS computation	1,495	3,709	1,287	1,432

DOVER CORPORATION - INVESTOR SUPPLEMENT
THIRD QUARTER 2011
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2010

REVENUE
Industrial Products
Material Handling	$158,731	$173,806	$182,232	$514,769	$122,265	$132,695	$135,987	$390,947	$145,106	$536,053
Mobile Equipment	266,675	290,668	277,696	835,039	240,139	248,523	250,664	739,326	255,833	995,159
Eliminations	(623)	(713)	(507)	(1,843)	(379)	(432)	(428)	(1,239)	(353)	(1,592)
	424,783	463,761	459,421	1,347,965	362,025	380,786	386,223	1,129,034	400,586	1,529,620
Engineered Systems
Product Identification	226,330	239,035	246,395	711,760	212,500	219,551	221,677	653,728	236,743	890,471
Engineered Products	334,315	406,620	423,476	1,164,411	271,773	357,570	398,685	1,028,028	311,176	1,339,204
	560,645	645,655	669,871	1,876,171	484,273	577,121	620,362	1,681,756	547,919	2,229,675
Fluid Management
Energy	303,540	321,076	367,889	992,505	205,327	216,020	220,001	641,348	244,234	885,582
Fluid Solutions	205,563	213,599	217,138	636,300	175,505	187,759	196,554	559,818	194,832	754,650
Eliminations	(163)	(137)	(22)	(322)	(32)	(105)	(127)	(264)	(178)	(442)
	508,940	534,538	585,005	1,628,483	380,800	403,674	416,428	1,200,902	438,888	1,639,790

Electronic Technologies	373,330	412,630	492,250	1,278,210	290,989	345,607	381,386	1,017,982	405,682	1,423,664

Intra-segment eliminations	(2,656)	(2,727)	(3,159)	(8,542)	(1,590)	(2,093)	(2,241)	(5,924)	(2,362)	(8,286)

Total consolidated revenue	$1,865,042	$2,053,857	$2,203,388	$6,122,287	$1,516,497	$1,705,095	$1,802,158	$5,023,750	$1,790,713	$6,814,463

NET EARNINGS
Segment Earnings:
Industrial Products	$57,430	$65,194	$64,481	$187,105	$52,848	$58,567	$54,728	$166,143	$50,061	$216,204
Engineered Systems	67,313	94,116	102,564	263,993	54,843	84,655	91,442	230,940	70,966	301,906
Fluid Management	113,685	131,382	144,327	389,394	86,767	96,168	101,847	284,782	103,638	388,420
Electronic Technologies	59,775	76,917	60,163	196,855	44,905	59,582	69,617	174,104	76,324	250,428
Total Segments	298,203	367,609	371,535	1,037,347	239,363	298,972	317,634	855,969	300,989	1,156,958
Corporate expense / other	36,100	35,378	34,086	105,564	33,325	32,443	34,553	100,321	35,393	135,714
Net interest expense	28,286	28,134	30,048	86,468	27,169	26,942	26,335	80,446	25,895	106,341
Earnings from continuing operations before provision for income taxes	233,817	304,097	307,401	845,315	178,869	239,587	256,746	675,202	239,701	914,903
Provision for income taxes	55,707	60,788	78,824	195,319	55,310	70,042	37,437	162,789	50,907	213,696
Earnings from continuing operations	178,110	243,309	228,577	649,996	123,559	169,545	219,309	512,413	188,794	701,207
Earnings (loss) from discontinued operations, net	16,795	6,460	(56,297)	(33,042)	(15,432)	325	4,450	(10,657)	9,554	(1,103)
Net earnings	$194,905	$249,769	$172,280	$616,954	$108,127	$169,870	$223,759	$501,756	$198,348	$700,104

SEGMENT OPERATING MARGIN
Industrial Products	13.5%	14.1%	14.0%	13.9%	14.6%	15.4%	14.2%	14.7%	12.5%	14.1%
Engineered Systems	12.0%	14.6%	15.3%	14.1%	11.3%	14.7%	14.7%	13.7%	13.0%	13.5%
Fluid Management	22.3%	24.6%	24.7%	23.9%	22.8%	23.8%	24.5%	23.7%	23.6%	23.7%
Electronic Technologies	16.0%	18.6%	12.2%	15.4%	15.4%	17.2%	18.3%	17.1%	18.8%	17.6%
Total Segment	16.0%	17.9%	16.9%	16.9%	15.8%	17.5%	17.6%	17.0%	16.8%	17.0%

DOVER CORPORATION - INVESTOR SUPPLEMENT
THIRD QUARTER 2011
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2010

BOOKINGS
Industrial Products
Material Handling	$185,225	$177,141	$171,046	$533,412	$130,166	$131,926	$138,970	$401,062	$155,106	$556,168
Mobile Equipment	337,273	336,212	274,203	947,688	231,128	288,887	233,731	753,746	279,368	1,033,114
Eliminations	(824)	(1,006)	1,767	(63)	(491)	(483)	(675)	(1,649)	(1,161)	(2,810)
	521,674	512,347	447,016	1,481,037	360,803	420,330	372,026	1,153,159	433,313	1,586,472
Engineered Systems
Product Identification	232,934	239,234	248,557	720,725	220,410	223,203	218,213	661,826	241,048	902,874
Engineered Products	399,757	400,604	368,914	1,169,275	368,134	379,048	329,119	1,076,301	332,142	1,408,443
	632,691	639,838	617,471	1,890,000	588,544	602,251	547,332	1,738,127	573,190	2,311,317
Fluid Management
Energy	354,774	335,748	359,006	1,049,528	208,669	226,301	213,247	648,217	247,143	895,360
Fluid Solutions	217,787	218,868	222,639	659,294	179,037	192,035	195,865	566,937	191,065	758,002
Eliminations	(309)	51	(32)	(290)	(85)	(51)	(144)	(280)	(895)	(1,175)
	572,252	554,667	581,613	1,708,532	387,621	418,285	408,968	1,214,874	437,313	1,652,187

Electronic Technologies	420,261	393,860	478,976	1,293,097	358,477	394,441	402,332	1,155,250	389,704	1,544,954

Intra-segment eliminations	(2,617)	(3,316)	(2,668)	(8,601)	(1,615)	(2,244)	(2,278)	(6,137)	(2,644)	(8,781)

Total consolidated bookings	$2,144,261	$2,097,396	$2,122,408	$6,364,065	$1,693,830	$1,833,063	$1,728,380	$5,255,273	$1,830,876	$7,086,149

BACKLOG
Industrial Products
Material Handling	$134,761	$137,530	$125,781		$91,964	$90,644	$94,186		$107,787
Mobile Equipment	439,693	485,276	480,544		319,801	359,727	344,160		368,140
Eliminations	(875)	(926)	(1)		(439)	(391)	(344)		(960)
	573,579	621,880	606,324		411,326	449,980	438,002		474,967
Engineered Systems
Product Identification	96,090	97,236	94,141		78,976	80,550	80,986		86,315
Engineered Products	352,067	346,335	287,973		314,465	334,971	267,545		288,969
	448,157	443,571	382,114		393,441	415,521	348,531		375,284
Fluid Management
Energy	163,475	177,129	170,293		76,844	84,800	84,659		94,113
Fluid Solutions	77,553	81,436	84,584		63,535	65,639	69,130		65,525
Eliminations	(180)	-	(1)		(55)	(1)	(17)		(33)
	240,848	258,565	254,876		140,324	150,438	153,772		159,605

Electronic Technologies	392,823	374,139	406,647		271,340	318,450	357,800		342,578

Intra-segment eliminations	(711)	(1,243)	(924)		(361)	(569)	(490)		(747)

Total consolidated backlog	$1,654,696	$1,696,912	$1,649,037		$1,216,070	$1,333,820	$1,297,615		$1,351,687

DEPRECIATION AND AMORTIZATION EXPENSE
Industrial Products	$10,919	$11,092	$10,866	$32,877	$11,266	$11,122	$10,799	$33,187	$11,116	$44,303
Engineered Systems	15,826	16,350	16,146	48,322	15,750	15,273	15,626	46,649	15,699	62,348
Fluid Management	21,597	21,775	22,241	65,613	14,763	15,523	15,109	45,395	15,868	61,263
Electronic Technologies	19,279	19,178	34,937	73,394	17,688	17,823	18,811	54,322	19,974	74,296
Corporate	584	626	636	1,846	369	336	658	1,363	674	2,037
	$68,205	$69,021	$84,826	$222,052	$59,836	$60,077	$61,003	$180,916	$63,331	$244,247

DOVER CORPORATION - INVESTOR SUPPLEMENT
THIRD QUARTER 2011

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2010

Basic earnings (loss) per common share:
Continuing operations	$0.95	$1.31	$1.23	$3.49	$0.66	$0.91	$1.17	$2.74	$1.01	$3.75
Discontinued operations	0.09	0.03	(0.30)	(0.18)	(0.08)	-	0.02	(0.06)	0.05	(0.01)
Net earnings	1.04	1.34	0.93	3.31	0.58	0.91	1.20	2.68	1.06	3.75

Diluted earnings (loss) per common share:
Continuing operations	$0.94	$1.28	$1.21	$3.43	$0.66	$0.90	$1.16	$2.71	$0.99	$3.71
Discontinued operations	0.09	0.03	(0.30)	(0.17)	(0.08)	-	0.02	(0.06)	0.05	(0.01)
Net earnings	1.03	1.32	0.91	3.26	0.58	0.90	1.19	2.66	1.04	3.70

NOTE:
Diluted earnings per share in the first, second, and third quarters of 2011 and third and fourth quarters of 2010 were favorably impacted by discrete tax events.  The third quarter of 2010 was additionally impacted by the favorable resolution of a tax position in a foreign jurisdiction.  As a result, the Company's effective tax rates in the first, second, and third quarters of 2011 and the third and fourth quarters of 2010 were 23.8%, 20.0%, 25.6%, 14.6%, and 21.2%, respectively, which were lower than the Company's previously estimated tax rates of 27% to 29% for each of the respective periods.  These lower effective tax rates contributed incremental diluted earnings per share of $0.04, $0.12, and $0.01 in the first, second, and third quarters of 2011 and $0.20 and $0.07 in the third and fourth quarters of 2010, respectively.

DOVER CORPORATION - INVESTOR SUPPLEMENT
THIRD QUARTER 2011

DOVER CORPORATION
QUARTERLY FREE CASH FLOW INFORMATION
(unaudited) (in thousands)

	2011				2010
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2010
Cash from operations	$123,645	$207,320	$382,325	$713,290	$80,539	$219,644	$178,587	$478,770	$421,412	$900,182
CAPEX	(51,712)	(72,986)	(66,001)	$(190,699)	(38,790)	(46,411)	(40,040)	(125,241)	(51,727)	(176,968)
Free cash flow	$71,933	$134,334	$316,324	$522,591	$41,749	$173,233	$138,547	$353,529	$369,685	$723,214

Free cash flow as a percentage of earnings from continuing operations	40.4%	55.2%	138.4%	80.4%	33.8%	102.2%	63.2%	69.0%	195.8%	103.1%

Free cash flow as a percentage of revenue	3.9%	6.5%	14.4%	8.5%	2.8%	10.2%	7.7%	7.0%	20.6%	10.6%